UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2021

GLOBAL PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.75% Series A Fixed-to-Floating Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2021, Daphne H. Foster, Chief Financial Officer of Global Partners LP (the “Partnership”) announced that she plans to retire, effective August 31, 2021.  Ms. Foster also plans to step down as a member of the board of directors of Global GP LLC, the general partner of the Partnership (the “General Partner”), effective August 31, 2021.

On March 8, 2021, Mr. Gregory B. Hanson was appointed Chief Financial Officer of the General Partner, effective September 1, 2021. Mr. Hanson has served as the Partnership’s Treasurer since 2014.  Mr. Hanson received a bachelor’s degree from Colby College and an M.B.A. from Babson College’s Franklin W. Olin School of Business.  The Partnership intends to file an amendment to this Current Report on Form 8-K in the future when information about any material plan, contract or arrangement to be entered into with Mr. Hanson becomes available.

Item 7.01.  Regulation FD Disclosure

On March 9, 2021, the Partnership issued a press release announcing the retirement of Ms. Foster as Chief Financial Officer, effective August 31, 2021, and the appointment of Mr. Gregory Hanson to succeed Ms.  Foster, effective September 1, 2021. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Global Partners LP Press Release dated March 9, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: March 9, 2021	By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary